Exhibit 10.11.14

***Text Omitted and Filed Separately with the Securities and Exchange Commission

Confidential Treatment Requested Under

17 C.F.R. Sections 200.80(b)(4) and 230.406

Execution Copy

THIRTEENTH AMENDMENT TO CODE SHARE AND

REVENUE SHARING AGREEMENT

THIS THIRTEENTH AMENDMENT TO CODE SHARE AND REVENUE SHARING AGREEMENT (this “Thirteenth Amendment”) is made and entered into as of December 24, 2013 (the “Effective Date”), by and between US AIRWAYS, INC., a Delaware corporation (“US Airways”) and MESA AIRLINES, INC., a Nevada corporation (“Mesa”).

RECITALS:

A.        US Airways and Mesa are parties to that certain Code Share and Revenue Sharing Agreement, dated as of February 1, 2001, as amended by: (1) the First Amendment to Code Share and Revenue Sharing Agreement, dated to be effective April 27, 2001; (2) the Second Amendment to Code Share and Revenue Sharing Agreement, dated as of October 24, 2002; (3) the Third Amendment to Code Share and Revenue Sharing Agreement, dated as of January 29, 2003; (4) the Fourth Amendment to Code Share and Revenue Sharing Agreement and Release, dated as of September 5, 2003; (5) the Fifth Amendment to Code Share and Revenue Agreement, dated as of January 28, 2005; (6) the Sixth Amendment to Code Share and Revenue Sharing Agreement and Settlement Agreement, dated as of July 27, 2005; (7) the Seventh Amendment to Code Share and Revenue Sharing Agreement and Settlement, Assignment and Assumption Agreement, dated as of September 10, 2007; (8) the Eighth Amendment to Code Share Agreement and Settlement Agreement, dated as of May 12, 2008; (9) the Ninth Amendment to Code Share and Revenue Sharing Agreement, dated as of March 30, 2009; (10) the Tenth Amendment to Code Share and Revenue Sharing Agreement, dated as of November 18, 2010 (the “Tenth Amendment”); (11) the Eleventh Amendment to Code Share and Revenue Sharing Agreement, dated as of July 1, 2012 (the “Eleventh Amendment”); and (12) the Twelfth Amendment to the Code Share and Revenue Sharing Agreement, dated as of February 14, 2013 (collectively, the “Code Share Agreement”).

B.        All capitalized terms used herein, but not otherwise defined herein, shall have the meanings given to such terms in the Code Share Agreement. It is the intent of the parties that this Thirteenth Amendment and the subject matter addressed herein is integral to the entirety of the Code Share Agreement and is not severable therefrom.

C.        Mesa and US Airways desire to amend the Code Share Agreement to (1) extend the term on the original 38 Aircraft currently operated under the Code Share Agreement; (2) add 4 CRJ-900 aircraft to the Code Share Agreement; and (3) to make the other changes and agreements as set forth in this Thirteenth Amendment.

NOW, THEREFORE, in consideration of the promises and covenants set forth herein, and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, US Airways and Mesa agree as follows:

1.          Extension of Original 38 CRJ-900 Aircraft. The Term of the Code Share Agreement as it relates to the original 38 CRJ-900 Aircraft currently operated thereunder (the “Original Aircraft”) shall be extended by an average of approximately 6 years, with the Original Aircraft being returned in accordance with Section 5 below. Except as modified by this Thirteenth

US Airways Confidential

Execution Copy

Amendment, all terms and conditions currently applicable to the Original Aircraft shall remain in effect during the extended term.

2.          Addition of CRJ-900 Aircraft.

2.1        New Aircraft. Mesa will procure 4 CRJ-900 aircraft (the “New Aircraft”) and will operate such New Aircraft pursuant to the terms of the Code Share Agreement, as amended hereby. Exhibit A to this Thirteenth Amendment lists the 4 New Aircraft that are the subject of this Thirteenth Amendment.

2.2        Term of New Aircraft. The Term of the Code Share Agreement, as it relates to the New Aircraft, shall be 8 years from the scheduled induction date of each such New Aircraft such that the Code Share Agreement shall expire as to each New Aircraft on the Expiration Date set forth on the table in Section 4 of this Amendment, unless terminated earlier as provided herein.

2.3        Aircraft Procurement. No later than February 15, 2014, Mesa shall demonstrate to US Airways’ reasonable satisfaction that Mesa will be able to execute definitive leases for, or otherwise procure, the New Aircraft (for example by providing copies of executed leases, term sheets, LOIs, or MOUs showing the induction date and term for the New Aircraft covered by such documents). Should Mesa fail to demonstrate to US Airways’ reasonable satisfaction that Mesa will procure and deliver the New Aircraft as required hereby, US Airways may, at its sole discretion, cancel the addition of the New Aircraft to the Code Share Agreement without any further liability or obligation whatsoever.

3.          Configuration, Branding & Livery of New Aircraft. The New Aircraft will be painted in US Airways Express or American Eagle livery at US Airways’ option and with reasonable advanced notice to allow Mesa to implement the chosen livery. The New Aircraft will be delivered in a single-class configuration on the dates specified in the “Induction Schedule” set forth in Section 4 of this Amendment. After the New Aircraft are delivered, Mesa will reconfigure the New Aircraft to a dual-class configuration that meets the US Airways’ Express or American Eagle’s requirements. Such reconfiguration shall occur in accordance with a reconfiguration schedule established by US Airways (the “Reconfiguration Schedule”), which shall be accomplished as soon as the seats are available, but in no event later than November 15, 2014. In the event that the New Aircraft are not reconfigured as required by this section, the charges applicable to late delivery of the New Aircraft set forth in section 4 below shall apply. Mesa will, in consultation with US Airways, manage the reconfiguration project in order to expedite the reconfiguration while minimizing the operational impact. The dual-class configuration will be consistent with the specifications for the reconfiguration of the Aircraft added by the Twelfth Amendment. US Airways and Mesa will collaborate in the management of the repainting, and redecorating process to ensure that the New Aircraft conform to US Airways’ Express or American Eagle’s interior and exterior specifications and branding requirements, including leather seating surfaces throughout. US Airways will reimburse Mesa the actual and reasonable costs incurred to paint, redecorate and reconfigure the New Aircraft, including first class kits, parts, installation labor, ferry costs, project management, and all other costs reasonably related with the reconfiguration the New Aircraft to a configuration materially similar to existing aircraft; provided that such costs shall not exceed $[***] per New Aircraft. In addition, US Airways will reimburse Mesa up to $[***] for certain one-time costs related to the

US Airways Confidential

Execution Copy

reconfiguration, including the cost of non-recurring engineering, prototypes, supplemental type certificates and manuals.

4.          Induction and Reconfiguration Schedule for New Aircraft.

4.1        Induction and Reconfiguration Schedule. The New Aircraft shall be delivered, painted, redecorated, have adequate pilot and crew staffing and otherwise be ready to operate in the US Airways network in accordance with the Induction Schedule set forth below. Additionally, the New Aircraft will be reconfigured in accordance with the Reconfiguration Schedule established pursuant to Section 3 of this Amendment. In the event that a New Aircraft will not be ready to operate in the US Airways network on the date required by the Induction Schedule or Reconfiguration Schedule, respectively, Mesa shall immediately notify US Airways by telephone and in writing by confirmed email (“Late Delivery Notice”). New Aircraft that are not ready to operate in the US Airways network on the date required by the Induction Schedule or Reconfiguration Schedule shall be subject to the following late-delivery charges, that will accrue until such New Aircraft are inducted: $[***] per New Aircraft per aircraft day, if the Late Delivery Notice is given to US Airways more than 45 days prior to the applicable Induction Date or reconfiguration date, $[***] per New Aircraft per aircraft day if the Late Delivery Notice is given between 45 days and 14 days prior to the applicable Induction Date or reconfiguration date, and $[***] per aircraft day if the Late Delivery Notice is given less than 14 days prior to the applicable Induction Date or reconfiguration date. With respect to the Induction Schedule, after 365 cumulative aircraft days of delay, US Airways may, at its option, elect to cancel the induction of the New Aircraft subject to the delay. Such late-delivery charges shall constitute liquidated damages and not a penalty, and each party agrees that such liquidated damages are a reasonable approximation of the actual damages but that the amount of actual damages that would result from late delivery or late reconfiguration of the New Aircraft is difficult or impossible to calculate.

4.2        Force Majeure. Notwithstanding the foregoing, performance by Mesa under this provision shall not be deemed to be in default and shall not give rise to the payment of the aforementioned late-delivery charge or any other penalties, costs, fees or expenses of any kind where delays or defaults are directly due to war, insurrection, strikes, walk-outs, riots, floods, earthquakes, fires, casualties, acts of God, governmental restrictions imposed or mandated by governmental entities after the date of this Amendment, enactment of conflicting state or federal laws or regulations, new or supplementary environmental regulations or litigation, materially adverse national or global economic conditions, or any other matter beyond the reasonable control of Mesa; provided that failure to procure the New Aircraft or the materials and/or services necessary to repaint, redecorate or reconfigure the New Aircraft shall not be deemed to be matters beyond Mesa’s reasonable control unless such failure is due to one of the specific events set forth above.

US Airways Confidential

Execution Copy

NEW AIRCRAFT INDUCTION SCHEDULE

Induction Date	Expiration Date	Configuration at Induction
6/1/14	6/1/22	single-class
6/1/14	6/1/22	single-class
7/1/14	7/1/22	single-class
7/1/14	7/1/22	single-class

5.          Aircraft Return Schedule. The New Aircraft and the Aircraft added by the Twelfth Amendment shall be returned on the dates set forth on their respective Induction Schedules (unless terminated early or extended in accordance with the applicable terms). All Original Aircraft operated under the Code Share Agreement will be returned ratably over an 18 month period beginning January 1, 2021 and concluding July 1, 2022 with a midpoint of September 30, 2021. This schedule may be modified to reflect the extension of aircraft contingent on the exercise of US Airways’ extension rights. For avoidance of doubt, the Twelfth Amendment aircraft, and the incremental 4 aircraft as contemplated in this amendment will have terms of 8 years from their induction date. The Original Aircraft shall be ratably returned within that schedule beginning January 1, 2021 and the average extension term of the Original Aircraft will be 6 years from the September 30, 2015 expiration date in Amendment 10.

6.          Extension Rights. US Airways will have three successive one year extension rights covering all Aircraft operated under the Code Share Agreement (the “Extended Aircraft”). In addition, US Airways will have the right to extend individual Aircraft for up to 6 months to foster a more manageable return schedule. Ownership rates on leased Extended Aircraft will be passed through to US Airways at actual and documented lease cost. Ownership rates on Mesa-owned Extended Aircraft will be set at the average rate of the leased aircraft. Pursuant to this 13th Amendment and as mutually agreed by the parties, or under such other terms as may be mutually agreed by the parties, US Airways, or its successors may add any type of additional aircraft without restriction.

7.          Rates.

7.1        Rates. The rates applicable to the Original Aircraft, the Twelfth Amendment Aircraft, and to the New Aircraft upon their entry into service under the Code Share Agreement are set forth in Exhibit B to this Amendment.

7.2        Escalation. For rate escalation adjustments beginning in February 2014, the escalation rate will be based on the index specified in the Code Share Agreement, but capped at [***]%.

7.3        Margin. The revenue share component covered in “Segment Revenue Payments” in Amendment 10 shall be replaced by a fixed margin payment of $[***] per aircraft month (as set forth in Exhibit B), fixed for the duration of the JSA and only applicable for CRJ-900s in service at US Airways. If additional aircraft types are added, US Airways and Mesa will mutually agree to new terms, each acting reasonably.

US Airways Confidential

Execution Copy

8.        Monthly Reconciliation. Section 7.5.2 of the Code Share Agreement shall be replaced by the following: Not later than 90 days following the last day of each month, Mesa shall provide a reconciliation of Estimated Costs for Guaranteed Non-Maintenance Costs, Actual Costs, Guaranteed Maintenance costs against the actual Guaranteed Non-Maintenance Costs, Actual Costs, Guaranteed Maintenance costs owed for such month by applying the rates set forth in Exhibit A as applicable. Mesa will provide US Airways with an invoice reflecting any additional payments or credits resulting from such reconciliation.

If the Estimated Costs paid by US Airways exceed the Incurred Costs, then Mesa shall reimburse US Airways the amount that the Estimated Costs exceeded in the Incurred Costs. Payment by Mesa is due at the time the reconciliation is provided. If the Incurred Costs exceed the Estimated Costs, then US Airways will reimburse Mesa at the time the reconciliation is provided.

For avoidance of doubt, all invoices that include charges for pass-through expenses shall be accompanied by appropriate receipts or other supporting documentation evidencing the pass-through expenses charged.

9.        Spare Aircraft. US Airways will schedule Mesa’s aircraft to provide a minimum of one Spare Aircraft per 30 active Aircraft operated under the Code Share Agreement, but in no event less than 1 Spare Aircraft per hub. For purposes of this Section 5, a “hub” shall mean an airport where Mesa operates a monthly average of 35 flights per day under the Code Share Agreement.

10.        Crew Rest Regulation Costs. US Airways and Mesa will jointly calculate the cost impact of the new Part 117 Flight Crewmember Duty Rest Requirements to be implemented beginning in December 2013. The cost impact will be calculated as a cost per block hour based the difference between the number of pilots needed prior to the new rule “baseline” compared to the number of pilots needed for the same schedule after the rule. US Airways will pay [***] of such cost per block hour, subject to a cap of $[***] per block hour. The cost impact will be calculated quarterly for the first year after the new rules are implemented and both Mesa and US Airways will work closely to minimize the cost impact of the new rules. After the first year, the cost impact will be set for the remaining term of the Code Share Agreement.

11.        Performance Credit Adjustment. In recognition of the extension of the Agreement and the addition of the New Aircraft, US Airways will provide Mesa with a one-time [***] reduction on the Quarterly Performance Credit incurred by Mesa for the Apr-June 2013 quarter. The reduction will be applied on a pro-rata basis upon the induction of each New Aircraft. In addition, US Airways will provide Mesa a full flight-by-flight reconciliation of the Quarterly Performance Credit calculation to the operational performance statistics prior to applying the April – June 2013 Quarterly Performance Credit.

12.        Hub Protection. Except with regard to operations conducted on behalf of United Airlines, Mesa shall not operate a hub and spoke operation for another carrier in any current US Airways and American hub, specifically [***]. Notwithstanding the foregoing, however, Mesa may provide flight services to the US Airways and American hubs under codeshare or marketing relationships with other carriers as a “spoke service” (5 flights or less per day in a given airport).

US Airways Confidential

Execution Copy

13.        CAT II Compliance. Mesa shall become CAT II compliant the earlier of 12 months from the date of this Thirteenth Amendment or December 31, 2014. Failure to comply will result in a non-compliance of a $[***] per month payable by Mesa to US Airways until Mesa is CAT II compliant.

14.        Customer Programs. Mesa will participate in any current or future US Airways programs to monitor the product quality and/or customer satisfaction with programs such as but not limited to minimum equipment list (MEL) and non-essential furnishings (NEF) monitoring and customer satisfaction.

15.        Engine Maintenance Program. Mesa agrees to enter into a maintenance program for its CRJ family engines covered under the Code Share Agreement which satisfies US Airways as reasonable for the aircraft in US Airways’ sole discretion.

16.        ACARS. In order improve the statistical reliability of the data collected by the ACARS systems currently in place on the Aircraft, Mesa agrees to remove 7 of the ACARS systems currently in the Aircraft added by the Twelfth Amendment and to install 5 such ACARS systems in 5 of the Original Aircraft and to install 2 such ACARS systems in the New Aircraft. All Aircraft operating under the Code Share Agreement shall be equipped with ACARS systems with the minimum functionality of the ACARS systems in the Original Aircraft.

17.        RON Maintenance Base Requirements. The Fleet percentages set forth in Section 8 of the Twelfth Amendment shall be changed as follows: The percentage of the Fleet to remain overnight at the applicable Maintenance Bases shall be changed from [***]% to [***]% and the percentage of the Fleet to remain overnight in the combination of Maintenance Bases and Outstation Bases shall be changed from [***]% to [***]%.

18.        Mexico Office. As soon as reasonably practicable, US Airways will assume responsibility for administrative duties associated with airport contracts, records and statistics for required reporting and administrative activities in Mexico currently handled by Mesa’s Mexico office. To the extent Mesa incurs attorneys fees or other administrative expenses for legal filings and registrations, Mesa shall pass through the invoices for such expenses and US Airways will reimburse Mesa. For the period from June 2011 through September 20132 US Airways will pay Mesa $[***] monthly as payment for the Mexico office. Mesa hereby waives any past, present or future claims for payment related to the Mexico office other than such $[***] monthly payment.

19.        Replacement of Code Share Agreement. Upon execution of this Thirteenth Amendment by both parties, the parties shall, in good faith promptly negotiate and execute a new Jet Services Agreement to replace the existing Code Share Agreement reflecting the foregoing terms and all applicable terms and conditions set forth in the Code Share Agreement and its various amendments. The purpose of such new Jet Services Agreement is to re-state and organize the previous agreement and clean up dead language for ease of administration. The parties agree to work in good faith to have such new Jet Services Agreement in place by March 31, 2014.

20.        CD0 and CCF for Non-Hub or Linear Flying. Section 9(d)(iii) of the Tenth Amendment (as previously amended in the Twelfth Amendment) shall be restated as follows:

US Airways Confidential

Execution Copy

“Subject to adjustment as provided below in Section 9 of the Tenth Amendment, the CD0 and CCF thresholds used in Section 9 of the Tenth Amendment for calculating credits, incentives, and default for performance are valid so long as the schedule given to Mesa for US Airways flying is for the PHX and CLT hubs and/or linear flying; and provided, further, that the schedules are reasonably consistent with past practice US Airways scheduling parameters for utilization, RON maintenance time, turn times, and recovery time. In the event that Mesa operates more than “Equivalent Aircraft equal to [***] of the total number of Aircraft operated by Mesa under the Code Share Agreement pursuant to a schedule given to Mesa for US Airways flying other than for the PHX or CLT hubs and/or linear flying, or if US Airways gives Mesa scheduling parameters that are not reasonably consistent with past practice for utilization, RON maintenance time, turn times, and recovery time, the Service Level 1, Service Level 2 and early termination thresholds described in Section 9(e) will be recalculated in a manner consistent with the calculation method used to establish the Service Levels and Incentive Levels in the 10th amendment, including the CCF and CD0 performance of American Airlines and US Airways (“AA/US”) mainline and the other AA/US regional jet operators who have at least [***] of their AA/US-branded operations in those same hubs over the preceding 3 years. The performance thresholds will be set based on this new baseline data-set such that Incentives Levels are triggered for performance above the same percentile of performance (and Service Level credits are triggered for performance below the same percentile of performance) as were used to calculate the Service Levels and Incentive Levels set forth in the 10th Amendment. Notwithstanding the foregoing, in no event will the Incentive Level threshold fall below, nor the Service Level thresholds rise above, the respective percentages set forth in the 10th Amendment.

“Equivalent Aircraft” shall be determined by dividing the average daily scheduled block hours in and out of US Airways hubs other than CLT or PHX during a given month by the average daily utilization of active Aircraft in the Fleet for that month (total Mesa Aircraft flying for US Airways less spares and maintenance Aircraft).

21.        Property Tax. In the event that Mesa provides services US Airways and at least one other commercial airline in a particular property tax jurisdiction, the ratio used to calculate US Airways’ portion of property tax liability in such jurisdiction will be based on the allocation factor(s) used by such jurisdiction to allocate value to Mesa. Such allocation will be verified and validated by US Airways.

US Airways has the right to audit Mesa’s calculation of property taxes attributed to US Airways, using a third party auditor to audit up to 90% of the assessed value that is being apportioned by Mesa to US Airways.

In order to facilitate the audit, Mesa will promptly provide all information reasonably requested by US Airways or the auditor, including the following:

●	Copies of all returns, assessments (initial and final if applicable), assessor detailed workpapers and tax bills involved in the audit.
●	Copies of the actual flyaway database used to file the returns in Excel format.
●	Internal workpapers and calculations made to prepare the returns.

US Airways Confidential

Execution Copy

●	Flight statistics (RPMs, ground time, flight miles, flight hours, arrivals & departures, etc.) in electronic format such as Excel. Both raw statistics and apportioned statistics are to be provided.
●	Actual flight schedules for the California test week, if applicable.
●	Financial statements used for the filing of unit returns.
●	Additional data upon request such as ground property, leased property, CIP, supplies, spare parts, fuel, etc.

Prompt on site access to returns, assessments tax bills and back up workpapers shall be provided when requested.

22.        Miscellaneous.

22.1        Except as set forth in this Thirteenth Amendment, all of the terms and conditions of the Code Share Agreement shall remain in full force and effect and be applicable to this Twelfth Amendment.

22.2        This Thirteenth Amendment may be executed in counterparts, all of which when taken together shall be one and the same document.

22.3        This Thirteenth Amendment, including the Exhibits attached hereto, constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior understandings with respect thereto.

[Signatures Follow]

US Airways Confidential

Execution Copy

IN WITNESS WHEREOF, the parties have duly executed this Thirteenth Amendment as of the date first above written.

US AIRWAYS, INC.

By:

Name:

Title:

MESA AIRLINES, INC.

By:

Name:

Title:

US Airways Confidential

Execution Copy

EXHIBIT A

(List of CRJ-900s and Minimum Specifications)

Registration Number	Engine Type	Next Gen Aircraft (Y/N)	Manufacture Date
15XXX	CF34-8C5	TBD	TBD
15XXX	CF34-8C5	TBD	TBD
15XXX	CF34-8C5	TBD	TBD
15XXX	CF34-8C5	TBD	TBD

Minimum Specifications:

All New Aircraft must meet the following minimum specifications and be otherwise appropriate for providing Flight Services pursuant to the Code Share Agreement:

●	Capable of being configured in dual-class configuration in accordance with US Airways’ Express First specifications consistent with the 47 Code Share Aircraft currently being operated by Mesa.
●	Two lavatories, fore and aft, appropriate for dual-class configuration.
●	Equipped with Bombardier Enhanced Performance Package (EPP)
●	Capable of meeting all CAT II requirements
●	ACARs functionality consistent with ACARs installed on the current 38 original CRJ-900 flying at US Airways.

US Airways Confidential

Execution Copy

EXHIBIT B

Mesa Contract Rates (Effective July 31, 2013)

Guaranteed Non-Maintenance Costs
		Original 38	+9 (Amd. 12)	+4
COST CATEGORY	UNIT	CRJ 900	CRJ 900	CRJ 900

Aircraft Lease & Overhead	A/C MONTH
Ownership		[***]	[***]	[***]
Overhead		[***]	[***]	[***]
Crew RON		[***]	[***]	[***]
Total		[***]	[***]	[***]
Flight Crew and Maintenance	BLOCK HOUR	[***]	[***]	[***]
Pilot		[***]	[***]	[***]
Flight Attendant		[***]	[***]	[***]
Total		[***]	[***]	[***]
Dispatchers	DEPARTURE	[***]	[***]	[***]
Guaranteed Non-Maintenance Cost Reduction	A/C/MONTH	[***]	[***]	[***]
Reduction Effective through September 30, 2015		[***]	[***]	[***]
Reduction Effective October 1, 2015		[***]	[***]	[***]
Aircraft Margin	A/C/MONTH	[***]	[***]	[***]

Guaranteed Maintenance Costs
		Original 38	+9 (Amd. 12)	+4
COST CATEGORY		CRJ 900	CRJ 900	CRJ 900

Maintenance Cost Per A/C	A/C MONTH
MX Employees		[***]	[***]	[***]
Engine & APU Depreciation		[***]	[***]	[***]
Total		[***]	[***]	[***]
Maintenance Base Cost	BASE/MONTH	[***]	[***]	[***]
Rent & Utilities		[***]	[***]	[***]
Personnel		[***]	[***]	[***]
Parts Depreciation		[***]	[***]	[***]
Equipment Depreciation		[***]	[***]	[***]
Total		[***]	[***]	[***]
Pass-through Maintenance Base
RON MX (TUS)		[***]
RON MX (SDF)			[***]
RON MX (TBD)[1]				[***]
Maintenance Cost Per Block Hour	BLOCK HOUR
Engine MX – Contractual		[***]	[***]	[***]
Engine MX – Other		[***]	[***]	[***]
Airframe MX		[***]	[***]	[***]
Total		[***]	[***]	[***]

US Airways Confidential

Execution Copy

1 Payable only if both parties mutually agree that an additional maintenance base is required

US Airways Confidential